UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2007

FortuNet, Inc
(Exact name of registrant as specified in its charter)

Nevada	000-51703	88-0252188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (702) 796-9090

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 11, 2007, FortuNet, Inc. (the "Company") issued a press release providing financial guidance for its fiscal quarter ending September 30, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 8.01 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Press release, dated September 11, 2007, providing financial guidance for the fiscal quarter ending September 30, 2007.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuNet, Inc (Registrant)
September 11, 2007 (Date)	/s/ YURI ITKIS Yuri Itkis Chief Executive Officer

Exhibit Index
99.1	Press release dated September 11, 2007